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                                                                   EXHIBIT 10.16


                                 BLACKBAUD, INC.
                                 BLACKBAUD, LLC

                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT

                  This THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of May 16, 2001 and entered into by and among Blackbaud, Inc., a South Carolina corporation ("BLACKBAUD"), Blackbaud, LLC, a South Carolina limited liability company ("BLACKBAUD LLC"), the financial institutions listed on the signature pages hereof ("LENDERS"), Bankers Trust Company, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), Fleet Boston Corporation (formerly known as Fleet National Bank), as documentation agent for Lenders (in such capacity, "DOCUMENTATION AGENT"), and First Union Securities, Inc., as syndication agent for Lenders (in such capacity, "SYNDICATION AGENT"), and is made in reference to that certain Credit Agreement dated as of October 13, 1999, as amended by that certain First Amendment dated as of December 6, 1999 and that certain Second Amendment dated as of December 19, 2000 (said Credit Agreement as so amended being the "CREDIT AGREEMENT"), by and among Blackbaud, Lenders, Administrative Agent, Documentation Agent and Syndication Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Blackbaud desires to give Lenders the benefit of a pledge of all of the outstanding shares of a company which owns substantially all of the operating assets and businesses currently owned and operated by Blackbaud and to effect such pledge proposes to form a wholly-owned subsidiary, Blackbaud, LLC, a South Carolina limited liability company ("Blackbaud LLC"), and to transfer (the "Asset Transfer") to Blackbaud LLC substantially all of the assets and businesses currently owned and operated by Blackbaud other than Blackbaud's employees and related employee benefit plans and liabilities;

                  WHEREAS, concurrently with the effectiveness of the Asset Transfer, Blackbaud will pledge all of the outstanding shares of Blackbaud LLC to Administrative Agent for the benefit of Lenders, and Blackbaud LLC will become a co-borrower under the Credit Agreement, jointly and severally liable with Blackbaud for all of the Obligations under the Credit Agreement and the other Loan Documents and will grant to Lenders a security interest in all or substantially all of its real and personal property;

                  WHEREAS, Blackbaud owns all of the outstanding shares of Blackbaud Pacific (Australia) Pty. Ltd. (the "Australian Subsidiary") and Blackbaud Europe Ltd. (the "UK Subsidiary") and in compliance with subsection 6.8B of the Credit Agreement desires to pledge 66% of the outstanding shares of the Australian Subsidiary and the UK Subsidiary to Administrative Agent for the benefit of Lenders;

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                  WHEREAS, certain shareholders of Blackbaud desire to
contribute an additional $10,000,000 in cash common equity to Blackbaud, the proceeds of which will be used to make mandatory prepayments on the Loans pursuant to subsection 2.4B(iii)(c) of the Credit Agreement;

                  WHEREAS, Blackbaud desires to make an aggregate of approximately $2,500,000 in Expansion Expenditures (as hereinafter defined);

                  WHEREAS, Blackbaud, Administrative Agent and Lenders desire to amend the Credit Agreement to (i) provide for Blackbaud LLC to become a borrower under the Credit Agreement, jointly and severally liable with Blackbaud thereunder, (ii) provide for the contribution of up to $10,000,000 in cash common equity by certain shareholders of Blackbaud and to make certain changes to the acquisition covenant related thereto; and (iii) to make certain other changes to the Credit Agreement, all as more specifically provided for herein;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1      AMENDMENTS TO INTRODUCTION AND RECITALS

                           A.       The introduction to the Credit Agreement is
hereby amended by deleting the phrase "Blackbaud, Inc., a South Carolina corporation (the `Company')" therefrom in its entirety and by substituting therefor the phrase "Blackbaud, Inc., a South Carolina corporation (`Blackbaud')".

                           B.       The recitals to the Credit Agreement are
hereby amended by deleting the word "Company" each place it appears in such recitals and by substituting therefor the word "Blackbaud".

                  1.2      AMENDMENTS TO SECTION 1: DEFINITIONS.

                           A.       Subsection 1.1 of the Credit Agreement is
hereby amended by deleting the definition of "Company" therefrom and by substituting the following therefor:

                           "`Company' means Blackbaud and Blackbaud LLC, on a joint and several basis, as borrowers under this Agreement."

                           B.       Subsection 1.1 of the Credit Agreement is
hereby further amended by adding to the definition of "Consolidated Adjusted EBITDA" contained in the Credit Agreement a new clause (viii) to be added immediately after the existing clause (vii) as follows:

                           "and (viii) an amount not to exceed $2,500,000 in the aggregate for Expansion Expenditures made prior to June 30, 2002."

                           C.       Subsection 1.1 of the Credit Agreement is
hereby further amended by adding at the end of the definition of "Loan Documents" the following:

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                           "and the Joinder Agreement."

                           D.       Subsection 1.1 of the Credit Agreement is
hereby further amended by adding the following definitions thereto in appropriate alphabetical order:

                           "`Blackbaud' has the meaning assigned to that term in the introduction to this Agreement.

                           `Blackbaud LLC' means Blackbaud, LLC, a South Carolina limited liability company, and a wholly-owned subsidiary of Blackbaud.

                           `Expansion Expenditures' means those sales and marketing expenditures, product development expenditures and certain shortfalls in Consolidated Adjusted EBITDA attributable to Permitted Acquisitions, in each case as more specifically described in Schedule 1.1 annexed hereto.

                           `Joinder Agreement' means the Joinder Agreement executed and delivered by Blackbaud LLC in connection with the Third Amendment, substantially in the form of Annex K attached to the Third Amendment, as such Joinder Agreement may thereafter be amended, supplemented or otherwise modified from time to time.

                           `Third Amendment' means that Third Amendment dated as of May 16, 2001, by and among Blackbaud, Blackbaud LLC, Lenders and Administrative Agent."

                  1.3 AMENDMENTS TO SECTION 2: AMOUNT AND TERMS OF COMMITMENTS AND LOANS.

                           A.       Subsection 2.4B(iii)(c) of the Credit
Agreement is hereby amended by adding at the end of the proviso contained therein a new clause (iii) as follows:

                           "and (iii) Net Equity Securities Proceeds contributed to Company in connection with the Third Amendment shall be used to prepay the Loans pursuant to this subsection 2.4B(iii)(c) but shall not reduce the $15,000,000 referred to in the immediately preceding clause."

                           B.       Section 2 of the Credit Agreement is hereby
further amended by adding at the end thereof the following new subsections:

                           "2.9     BORROWERS.

                           The Administrative Agent and the Lenders may rely, and shall be fully protected in relying, on any Notice of Borrowing, Notice of Conversion/Continuation, Request for Issuance of Letter of Credit, disbursement instruction, report, information or any other notice or communication made or given by either of Blackbaud or Blackbaud LLC, whether in its own name, on behalf of the other borrower or on behalf of

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                           "the Company," and neither the Administrative Agent
                           nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of any other Person as to the binding effect on it of any such notice, request, instruction, report, information, other notice or communications, nor shall the joint and several character of Blackbaud's and Blackbaud LLC's liability for the Obligations be affected, provided that the provisions of this subsection 2.9 shall not be construed so as to preclude any of Blackbaud or Blackbaud LLC from taking other actions permitted to be taken by Company hereunder. The Administrative Agent and each Lender intend to maintain a single loan account in the name of "Blackbaud, Inc." hereunder and each of Blackbaud and Blackbaud LLC expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of its liability for the Obligations.

                           2.10     JOINT AND SEVERAL LIABILITY

                                    A.       JOINT AND SEVERAL LIABILITY. The
                           Obligations shall constitute one joint and several direct and general obligation of Blackbaud and Blackbaud LLC. Notwithstanding anything to the contrary contained herein, each of Blackbaud and Blackbaud LLC shall be jointly and severally, with each other, directly and unconditionally liable to the Administrative Agent and the Lenders for all Obligations and shall have the obligations of co-maker with respect to the Loans, the Notes and the Obligations, it being agreed that the advances to either of Blackbaud or Blackbaud LLC inure to the benefit of both, and that the Administrative Agent and the Lenders are relying on the joint and several liability of Blackbaud and Blackbaud LLC as co-makers in extending the Loans hereunder and arranging for the issuance of Letters of Credit. Blackbaud and Blackbaud LLC hereby unconditionally and irrevocably agree that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Loan or other Obligation payable to the Administrative Agent or any Lender, it will forthwith pay the same, without notice or demand.

                                    B.       NO REDUCTION IN OBLIGATIONS. No
                           payment or payments made by any of Blackbaud or Blackbaud LLC or any other Person or received or collected by the Administrative Agent or any Lender from any of Blackbaud or Blackbaud LLC or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Blackbaud or Blackbaud LLC under this Agreement, and each of Blackbaud and Blackbaud LLC shall remain liable for the Obligations until the Obligations are paid in full and this Agreement is terminated.

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                           2.11     OBLIGATIONS ABSOLUTE.

                           Each of Blackbaud and Blackbaud LLC agrees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. All Obligations shall be conclusively presumed to have been created in reliance hereon. The liabilities under this Agreement shall be absolute and unconditional irrespective of:
                           (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payments of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including any increase in the Obligations resulting from the extension of additional credit to either Blackbaud or Blackbaud LLC or otherwise; (c) any taking, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations;
                           (d) any change, restructuring or termination of the corporate structure or existence of either Blackbaud or Blackbaud LLC; or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, either Blackbaud or Blackbaud LLC. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of either Blackbaud or Blackbaud LLC or otherwise, all as though such payment had not been made.

                           2.12     WAIVER OF SURETY DEFENSES.

                           Each of Blackbaud and Blackbaud LLC agrees that the joint and several liability of each of Blackbaud and Blackbaud LLC provided for in subsection 2.10 shall not be impaired or affected by any modification, supplement, extension or amendment of any contract or agreement to which such other Person may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Obligations, nor by any other agreements or arrangements whatever with such other Person or with anyone else, each of Blackbaud and Blackbaud LLC hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each of Blackbaud and Blackbaud LLC is direct and unconditional as to all of the Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security. Each of Blackbaud and

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                           Blackbaud LLC hereby expressly waives promptness,
                           diligence, notice of acceptance and any other notice (except to the extent expressly provided for herein or in another Loan Document) with respect to any of the Obligations, the Notes, this Agreement or any other Loan Document and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against either of Blackbaud or Blackbaud LLC or any other Person or any collateral.

                           2.13     CONTRIBUTION AND INDEMNIFICATION

                           Each of Blackbaud and Blackbaud LLC is obligated to repay the Obligations as joint and several obligors under this Agreement. To the extent that either of Blackbaud or Blackbaud LLC shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to the other hereunder or other Obligations incurred directly and primarily by the other (an "Accommodation Payment"), then the Person making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, the other in an amount equal to such Accommodation Payment. All rights and claims of contribution, indemnification and reimbursement under this subsection 2.13 shall be subordinate in right of payment to the prior payment in full of the Obligations."

                  1.4      AMENDMENTS TO SECTION 7: COMPANY'S NEGATIVE
COVENANTS.

                           A.       Subsection 7.3(vi)(b) of the Credit
Agreement is hereby amended by deleting the first proviso contained therein in its entirety and by substituting therefor the following:

                  "provided that (A) the amount of such other consideration (the "Acquisition Expenditures") so paid shall not exceed in the aggregate from January 1, 2000 (i) through March 31, 2001, $2,500,000, (ii) through June 30, 2001, $5,000,000, (iii)
                  through September 30, 2001, $7,500,000, (iv) through December 31, 2001, $10,000,000, and (v) in any Fiscal Year, including the Fiscal Year ending December 31, 2001, $12,500,000, plus for any Fiscal Year thereafter an amount equal to the difference between the Acquisition Expenditures permitted to be made in such preceding Fiscal Year over the actual amount of Acquisition Expenditures made in such preceding Fiscal Year (the "Carryforward Amount"); (B) to the extent Company has included any Expansion Expenditures in Consolidated Adjusted EBITDA pursuant to clause (viii) of the definition of Consolidated Adjusted EBITDA, the Acquisition Expenditures permitted pursuant to clauses (A)(i) through (A)(v) of the immediately preceding proviso shall be reduced by an amount equal to the amount of such Expansion Expenditures multiplied by two, such reductions to be made first to the extent of any unexpended Acquisition Expenditures in the Fiscal Quarter in which such Expansion Expenditures are made (with equal reductions to be made in the amount of Acquisition Expenditures

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                  permitted in each subsequent fiscal period as set forth in the immediately preceding clause (A)) and second to reduce any such Acquisition Expenditures in the immediately succeeding fiscal quarters (with equal reductions to be made in the amount of Acquisition Expenditures permitted in each subsequent fiscal period as set forth in the immediately preceding clause (A)); and (C) in the event that Company's Consolidated Leverage Ratio is less than or equal to 2.00:1.00, the amount of the Acquisition Expenditures in any fiscal period shall not exceed in the aggregate an amount equal to twice the amounts set forth in the foregoing clauses
                  (A)(i) to (A)(v) (other than any Carryforward Amount)as reduced by any reductions required pursuant to the foregoing clause (B); provided, further, that the Acquisition Expenditures provided for herein may be increased with respect to earnout payments made in any Fiscal Year (the "Additional Earnout Payments") up to an amount which does not exceed the Acquisition Expenditures available for the next succeeding Fiscal Year and that the Acquisition Expenditures available in such next succeeding Fiscal Year shall be reduced by the amount of such Additional Earnout Payments;"

                           B.       Section 7 of the Credit Agreement is hereby
further amended by adding at the end thereof a new subsection 7.17 as follows:

                  "7.17.   TRANSFER OF EMPLOYEES.

                  Upon the occurrence and during the continuance of an Event of Default, upon the request of Administrative Agent, Blackbaud will transfer to Blackbaud LLC all or any portion of Blackbaud's employees and any related employee benefit plans or liabilities as may be requested by Administrative Agent."

                           C.       Section 7 of the Credit Agreement is hereby
further amended by adding at the end thereof a new subsection 7.18 as follows:

                  "7.18.   TRANSFER OF AUSTRALIAN AND UK SUBSIDIARIES.

                  Upon the occurrence and during the continuance of an Event of Default, upon the request of Administrative Agent, Blackbaud will transfer to Blackbaud LLC all of Blackbaud's ownership interest in Blackbaud Pacific (Australia) Pty. Ltd. and Blackbaud Europe Ltd."

                  1.5      AMENDMENTS TO EXHIBITS AND SCHEDULES.

                           A.       Exhibits I, II, III, X and XI to the Credit
Agreement are hereby amended (i) by adding a reference to "Blackbaud, LLC, a South Carolina limited liability company (`Blackbaud LLC')" as a party to the Credit Agreement each place that the parties to the Credit Agreement are so described, (ii) by adding "Blackbaud, LLC" immediately after "Blackbaud, Inc." on each signature block for the Company and (iii) by deleting the reference to "Blackbaud" each place it appears in the text of such exhibits and by substituting therefor a reference to "Company."

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                           B.       Exhibits IV, V, VI, VII, XIII, XIV and XV to
the Credit Agreement are hereby deleted in their entirety and new Exhibits IV, V, VI, VII, XIII, XIV and XV substantially in the forms of Annexes A, B, C, D,
E, F and G, respectively, attached hereto are hereby substituted therefor.

                           C.       Schedules 4.1C and 5.1 to the Credit
Agreement are hereby deleted in their entirety and new Schedules 4.1C and 5.1 substantially in the forms of Annexes H and I, respectively, attached hereto are hereby substituted therefor.

                           D.       A new Schedule 1.1 substantially in the form
of Annex J attached hereto is hereby added to the Credit Agreement.

         SECTION 2.        CONDITIONS TO EFFECTIVENESS

                  A. This Third Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

                  On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

                  1. Signature and incumbency certificates of its officers executing this Third Amendment and the other Loan Documents provided for herein;

                  2. Copies of this Third Amendment and the other Loan Documents provided for herein executed by each Loan Party party thereto;

                  3. Certified copies of the organizational documents of Blackbaud LLC, together with a good standing certificate from the Secretary of State of its jurisdiction of organization and each other state in which Blackbaud LLC is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Closing Date;

                  4. Copies of the Bylaws or other organizational documents of Blackbaud LLC, certified as of the Closing Date by Blackbaud LLC's corporate secretary or an assistant secretary or other appropriate officer or member;

                  5. Resolutions of the Board of Directors or other governing body of Blackbaud LLC approving and authorizing the execution, delivery and performance of the Loan Documents to which Blackbaud LLC is a party, certified as of the Third Amendment Effective Date by the corporate secretary or an assistant secretary or other appropriate officer or member of Blackbaud LLC as being in full force and effect without modification or amendment;

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                  6. A Joinder Agreement executed by Blackbaud LLC adding
                  Blackbaud LLC as a borrower to the Credit Agreement on a joint and several basis, amended and restated Notes executed by Blackbaud and Blackbaud LLC making Blackbaud LLC a co-maker on a joint and several basis, an amended and restated Collateral Account Agreement, Company Pledge Agreement and Company Security Agreement executed by Blackbaud and Blackbaud LLC;

                  7. Company shall have delivered to Administrative Agent certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Administrative Agent) representing all capital stock or other equity interests of Blackbaud LLC and representing two-thirds of the equity interests of the UK Subsidiary and the Australian Subsidiary.

                  8. Administrative Agent shall have received evidence satisfactory to it that Blackbaud LLC shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings that may be necessary or, in the opinion of Administrative Agent, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in the entire personal and mixed property Collateral, including without limitation the delivery of UCC financing statements and PTO cover sheets.

                  9. The Administrative Agent shall have received evidence satisfactory to it that the Asset Transfer and $10,000,000 equity contribution have occurred and shall have received copies of the Asset Transfer documents, which documents shall be satisfactory in form and substance to the Administrative Agent.

                  10. Lenders shall have received originally executed copies of one or more favorable written opinions of Nelson Mullins Riley & Scarborough, L.L.P. and Wachtell Lipton Rosen & Katz, counsel for Loan Parties, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the Third Amendment Effective Date and setting forth substantially the matters in the opinions designated in Annex K annexed hereto and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request.

                  B.       Requisite Lenders shall have executed this Third
Amendment.

                  C. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby, including without limitation the Asset Transfer and $10,000,000 equity contribution, and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

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SECTION 3.        COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Third Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Third Amendment and the other Loan Documents to be executed in connection with this Third Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Third Amendment (the "AMENDED AGREEMENT") and such other Loan Documents.

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Third Amendment and such other Loan Documents and the performance of the Amended Agreement and such other Loan Documents have been duly authorized by all necessary corporate action on the part of Company.

                  C. NO CONFLICT. The execution and delivery by Company of this Third Amendment and such other Loan Documents and the performance by Company of the Amended Agreement and such other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries other than any approvals or consents which will be obtained prior to the Third Amendment Effective Date.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this Third Amendment and such other Loan Documents and the performance by Company of the Amended Agreement and such other Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Third Amendment and such other Loan Documents and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement

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are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Third Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.                 MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Third Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Third Amendment and such other Loan Documents shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Third Amendment and such other Loan Documents and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. HEADINGS. Section and subsection headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose or be given any substantive effect.

                  D. APPLICABLE LAW. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  E. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                 BLACKBAUD, INC.

                                 By:    /s/ Tim Williams
                                        ----------------------------------------
                                 Title: Vice President & Chief Financial Officer


                                 BLACKBAUD, LLC

                                 By:    /s/ Tim Williams
                                        ----------------------------------------
                                 Title: Vice President & Chief Financial Officer

                                       BANKERS TRUST COMPANY,

                                       individually and as Administrative Agent

                                       By:    /s/ Mary Jo Jolly
                                              ----------------------------------
                                       Title: Assistant Vice President

                                       HELLER FINANCIAL, INC.,

                                       as a Lender

                                       By:    /s/ Scott Zlemke
                                              ----------------------------------
                                       Title: Vice President

                                       FIRST UNION NATIONAL BANK,

                                       as a Lender

                                       By:    /s/ signature illegible
                                              ----------------------------------
                                       Title: Vice President

                                       FIRST UNION SECURITIES, INC.,

                                       as Syndication Agent

                                       By:    /s/ signature illegible
                                              ----------------------------------
                                       Title: Vice President

                                       FIRST SOURCE LOAN OBLIGATIONS TRUST,

                                       By: First Source Financial, Inc., its
                                           Servicer and Administrator

                                       as a Lender

                                       By:    /s/ Kathi J. Inorio
                                              ----------------------------------
                                       Name:  Kathis J. Inorio
                                       Title: Senior Vice President

                                       BANK AUSTRIA CREDITANSTALT CORPORATE
                                       FINANCE,

                                       as a Lender

                                       By:    /s/ Stanley M. Guralnick
                                              ----------------------------------
                                       Title: Vice President

                                       By:    /s/ A. W. Seidel
                                              ----------------------------------
                                              Senior Vice President

                                     ANNEX A

                                   EXHIBIT IV

                    [FORM OF AMENDED AND RESTATED TERM NOTE]

                                 BLACKBAUD, INC.

                                 BLACKBAUD, LLC

                     PROMISSORY NOTE DUE SEPTEMBER 30, 2005

$                                                             New York, New York
                                                                 May _____, 2001

         FOR VALUE RECEIVED, BLACKBAUD, INC., a South Carolina corporation ("BLACKBAUD") and BLACKBAUD, LLC, a South Carolina limited liability company ("BLACKBAUD LLC") (Blackbaud and Blackbaud LLC being hereinafter referred to individually as "BORROWER" and collectively as the "BORROWERS"), promise, joint and severally, to pay to the order of ______________ ("PAYEE") or its registered assigns the principal amount of ________ ($_________) in the installments referred to below.

         Borrowers also promise, joint and severally, to pay interest on the unpaid principal amount hereof, from the last Interest Payment Date on which interest was paid under the Credit Agreement until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of October 13, 1999 by and among Borrowers, the financial institutions listed therein as Lenders, Bankers Trust Company, as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

         Borrowers shall make principal payments on this Note in installments as provided in the Credit Agreement. Each such installment shall be due on the date specified in the Credit Agreement and in an amount determined in accordance with the provisions thereof; provided that the last such installment shall be in an amount sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon.

         This Note is one of Borrowers' "Term Notes" in the aggregate original principal amount of up to $115,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Term Loan evidenced hereby was made and is to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement, Borrowers and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loan evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrowers hereunder with respect to payments of principal of or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Borrowers as provided in subsection 2.4B(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Borrowers promise, joint and severally, to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Borrowers, and any endorsers of this

Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         THIS AMENDED AND RESTATED TERM NOTE SUPERCEDES, REPLACES AND RE-EVIDENCES, AS OF THE DATE SET FORTH ABOVE, THAT CERTAIN TERM NOTE, DATED OCTOBER 13, 1999, DELIVERED BY BLACKBAUD, INC. IN FAVOR OF THE PAYEE HEREOF. THE EXECUTION AND DELIVERY HEREOF DOES NOT CONSTITUTE A SATISFACTION OR A NOVATION OF ANY OBLIGATION OF THE UNDERSIGNED HEREUNDER TO THE HOLDER HEREOF.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Blackbaud and Blackbaud LLC have caused this Note to be duly executed and delivered by an officer thereunto duly authorized as of the date and at the place first written above.

                                 BLACKBAUD, INC.


                                 BLACKBAUD, LLC


                                 By:
                                    ----------------------------
                                 Title:
                                       -------------------------





                                     A-S-1

                                     ANNEX B

                                    EXHIBIT V

                  [FORM OF AMENDED AND RESTATED REVOLVING NOTE]

                                 BLACKBAUD, INC.

                                 BLACKBAUD, LLC

                     PROMISSORY NOTE DUE SEPTEMBER 30, 2005

$                                                             New York, New York
                                                                  May ____, 2001

         FOR VALUE RECEIVED, BLACKBAUD, INC., a South Carolina corporation ("BLACKBAUD") and BLACKBAUD, LLC, a South Carolina limited liability company ("BLACKBAUD LLC") (Blackbaud and Blackbaud LLC being hereinafter referred to individually as the "BORROWER" and collectively as "BORROWERS"), promise, joint and severally, to pay to the order of ______________ ("PAYEE") or its registered assigns, on or before September 30, 2005, the lesser of (x) ____________ Dollars ($________) and (y) the unpaid principal amount of all advances made by Payee to Borrowers as Revolving Loans under the Credit Agreement referred to below.

         Borrowers also promise, joint and severally, to pay interest on the unpaid principal amount hereof, from the last Interest Payment Date on which interest was paid under the Credit Agreement until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of October 13, 1999 by and among Borrowers, the financial institutions listed therein as Lenders, Bankers Trust Company, as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

         This Note is one of Borrowers' "Revolving Notes" in the aggregate original principal amount of $15,000,000 and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until an Assignment Agreement effecting the assignment or transfer of this Note shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii) of the Credit Agreement,

Borrowers and Administrative Agent shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby. Payee hereby agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligations of Borrowers hereunder with respect to payments of principal of or interest on this Note.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Borrowers as provided in subsection 2.4B(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Borrowers promise, joint and severally, to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         THIS AMENDED AND RESTATED REVOLVING NOTE SUPERCEDES, REPLACES AND RE-EVIDENCES, AS OF THE DATE SET FORTH ABOVE, THAT CERTAIN REVOLVING NOTE, DATED OCTOBER 13, 1999, DELIVERED BY BLACKBAUD, INC. IN FAVOR OF THE PAYEE HEREOF. THE EXECUTION AND DELIVERY HEREOF DOES NOT CONSTITUTE A SATISFACTION OR A NOVATION OF ANY OBLIGATION OF THE UNDERSIGNED HEREUNDER TO THE HOLDER HEREOF.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Blackbaud and Blackbaud LLC have caused this Note to be duly executed and delivered by an officer thereunto duly authorized as of the date and at the place first written above.

                                 BLACKBAUD, INC.


                                 BLACKBAUD, LLC


                                 By:
                                    -----------------------

                                 Title:
                                       --------------------



                                     B-S-1

                                  TRANSACTIONS
                                       ON
                                 REVOLVING NOTE


                                                                                Outstanding
                     Type of           Amount of            Amount of            Principal
                    Loan Made          Loan Made         Principal Paid           Balance           Notation
     Date           This Date          This Date            This Date            This Date          Made By
     ----           ---------          ---------         --------------         ------------        -------



                                B-Transactions-1

                                     ANNEX C

                                   EXHIBIT VI

                 [FORM OF AMENDED AND RESTATED SWING LINE NOTE]

                                 BLACKBAUD, INC.

                                 BLACKBAUD, LLC

                     PROMISSORY NOTE DUE SEPTEMBER 30, 2005

$3,500,000                                                    New York, New York
                                                                  May ____, 2001

         FOR VALUE RECEIVED, BLACKBAUD, INC., a South Carolina corporation ("BLACKBAUD") and BLACKBAUD, LLC, a South Carolina limited liability company ("BLACKBAUD LLC") (Blackbaud and Blackbaud LLC being hereinafter referred to individually as the "BORROWER" and collectively as "BORROWERS"), promise, joint and severally, to pay to BANKERS TRUST COMPANY ("PAYEE"), on or before September 30, 2005, the lesser of (x) Three Million Five Hundred Thousand Dollars ($3,500,000) and (y) the unpaid principal amount of all advances made by Payee to Borrowers as Swing Line Loans under the Credit Agreement referred to below.

         Borrowers also promise, joint and severally, to pay interest on the unpaid principal amount hereof, from the last Interest Payment Date on which interest was paid under the Credit Agreement until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of October 13, 1999 by and among Borrowers, the financial institutions listed therein as Lenders, Bankers Trust Company, as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

         This Note is Borrowers' "Swing Line Note" and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Swing Line Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Funding and Payment Office or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement.

         Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

         This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Borrowers as provided in subsection 2.4B(i) of the Credit Agreement.

         THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF BORROWERS AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

         The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

         This Note is subject to restrictions on transfer or assignment as provided in subsections 10.1 and 10.16 of the Credit Agreement.

         No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Borrowers promise, joint and severally, to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Borrowers and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         THIS AMENDED AND RESTATED SWING LINE NOTE SUPERCEDES, REPLACES AND RE-EVIDENCES, AS OF THE DATE SET FORTH ABOVE, THAT CERTAIN SWING LINE NOTE, DATED OCTOBER 13, 1999, DELIVERED BY BLACKBAUD, INC. IN FAVOR OF THE PAYEE HEREOF. THE EXECUTION AND DELIVERY HEREOF DOES NOT CONSTITUTE A SATISFACTION OR A NOVATION OF ANY OBLIGATION OF THE UNDERSIGNED HEREUNDER TO THE HOLDER HEREOF.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Blackbaud and Blackbaud LLC have caused this Note to be duly executed and delivered by an officer thereunto duly authorized as of the date and at the place first written above.

                                 BLACKBAUD, INC.


                                 BLACKBAUD, LLC.



                                 By:
                                    ---------------------------

                                 Title:
                                       ------------------------



                                      C-S-1

                                  TRANSACTIONS
                                       ON
                                 SWING LINE NOTE


                                                               Outstanding
                      Amount of            Amount of            Principal
                      Loan Made         Principal Paid           Balance           Notation
     Date             This Date            This Date            This Date          Made By
     ----             ---------         ---------------         ----------         -------


                                C-Transactions-1

                                     ANNEX D

                                   EXHIBIT VII

                        [FORM OF COMPLIANCE CERTIFICATE]

                             COMPLIANCE CERTIFICATE


THE UNDERSIGNED HEREBY CERTIFY THAT:

                  (1) We are the duly elected [Title] and [Title] of Blackbaud, Inc, a Delaware corporation and Blackbaud LLC, a South Carolina limited liability company (collectively "COMPANY");

                  (2) We have reviewed the terms of that certain Credit Agreement dated as of October 13, 1999 as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among Company, the financial institutions listed therein as Lenders, Bankers Trust Company, as administrative agent for Lenders (in such capacity, "ADMINISTRATIVE AGENT"), Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent, and the terms of the other Loan Documents, and we have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by the attached financial statements; and

                  (3) The examination described in paragraph (2) above did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

         [Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:]

         The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, ____ pursuant to subsection 6.1(iv)(b) of the Credit Agreement.



                                 BLACKBAUD, INC.


                                 BLACKBAUD, LLC


                                 By:
                                    -----------------------------

                                 Title:
                                        -------------------------

                                ATTACHMENT NO. 1
                            TO COMPLIANCE CERTIFICATE


         This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of __________ __, ____ and pertains to the period from __________ __, ____ to ___________ __, ____. Subsection references herein relate to subsections of the Credit Agreement.

A.  INDEBTEDNESS

    1.      Acquired Indebtedness permitted under
            subsection 7.1(vi):                                                     $
                                                                                     -----------
    2.      Maximum Acquired Indebtedness permitted under
            subsection 7.1(vi):                                                     $  1,000,000
                                                                                     -----------

    3.      Indebtedness permitted under subsection 7.1(ix):                        $
                                                                                     -----------

    4.      Maximum permitted under subsection 7.1(ix):                             $  5,000,000
                                                                                     -----------

    5.      Other Indebtedness permitted under subsection 7.1(x):                   $
                                                                                     -----------

    6.      Maximum permitted under subsection 7.1(x):                              $  2,500,000
                                                                                     -----------

B.  LIENS

    1.       Indebtedness secured by Liens permitted under
             subsection 7.2A(iv):                                                   $
                                                                                     -----------

    2.      Maximum permitted under subsection 7.2A(iv):                            $  1,000,000
                                                                                     -----------

    3.      Liens permitted under subsection 7.2A(vi):                              $
                                                                                     -----------

    4.      Maximum Liens permitted under subsection 7.2A(vi):                      $  2,500,000
                                                                                     -----------

C.  INVESTMENTS

    1.      Investments permitted under subsection 7.3(v):                          $
                                                                                     -----------

    2.      Maximum permitted under subsection 7.3(v):                              $  1,000,000
                                                                                     -----------

    3.      Aggregate Permitted amount of Cash (not proceeds
            of common stock issuance, earnouts or deferred
            compensation) used for Permitted Acquisitions for
            Fiscal Year-to-date under subsection 7.3(vi):                           $
                                                                                     ------------

    4.      Acquisition Expenditures included as Expansion
            Expenditures during period multiplied by two:                           $
                                                                                     ------------

    5.      Cumulative amount of Acquisition Expenditures
            included as Expansion Expenditures in
            prior period multiplied by two:                                         $
                                                                                     ------------

    6.      Maximum Permitted Cash (not proceeds
            of common stock issuance, earnouts or deferred
            compensation) used for Permitted Acquisitions for
            Fiscal Year-to-date under subsection 7.3(vi) (without
            regard to reduction for Expansion Expenditures):
            a.       Consolidated Leverage Ratio is greater than
                      2.00:1.00                                                     $
            b.       Consolidated Leverage Ratio is less than or                     ------------
                      equal to 2.00:1.00                                            $
                                                                                     ------------

           (plus in the case of a and b, Earnout payments made in such Fiscal Year
           (not to exceed Annual Amount available for next succeeding Fiscal Year)

    7.      Maximum Permitted Cash acquisition expenditures under 7.3(vi):
            a.       Consolidated Leverage Ratio is greater than
                     2.00:1.00 (6a - 4 + 5):                                        $
                                                                                     ------------
            b.       Consolidated Leverage Ratio is less than
                     or equal to 2.00:1.00 (6b - 4 + 5):                            $
                                                                                     ------------

    8.      Investments in Foreign Subsidiaries permitted
            under subsection 7.3(vii):                                              $
                                                                                     ------------
    9.      Maximum Investments in Foreign Subsidiaries
            permitted under subsection 7.3(vii):                                    $  2,000,000
                                                                                     ------------

    10.     Investments in Joint Ventures permitted
            under subsection 7.3(viii):                                             $
                                                                                     ------------

    11.     Maximum Investments in Joint Ventures
            permitted under subsection 7.3(viii):                                   $  1,000,000
                                                                                     ------------

D.       CONTINGENT OBLIGATIONS

         1.       Contingent Obligations permitted under subsection
                  7.4(iv):                                                               $
                                                                                          -----------
         2.      Maximum permitted under subsection 7.4(iv):                             $  1,000,000
                                                                                          -----------

E.       RESTRICTED JUNIOR PAYMENTS

         1.      Deferred compensation permitted under subsection
                 7.5(i) for previous Fiscal Years-to-date:                               $
                                                                                          -----------

         2.      Maximum aggregate deferred compensation permitted
                 under subsection 7.5(i):                                                $  7,500,000
                                                                                          -----------

         3.      Repurchases for Cash of common stock from
                 Company's management for Fiscal Year-to-date
                 permitted under subsection 7.5(ii):                                     $
                                                                                          -----------
         4.      Maximum Repurchases for Cash of common stock from
                 Company's management for Fiscal Year-to-date
                 permitted under subsection 7.5(ii)(A) (Consolidated
                 Leverage Ratio exceeds 2.50:1.00):                                      $  1,000,000
                                                                                          -----------

         5.      Maximum Repurchases for Cash of common stock from
                 Company's management for Fiscal Year-to-date permitted
                 under subsection 7.5(ii)(B) (Consolidated Leverage Ratio
                 is less than or equal to 2.50:1.00):                                    $  2,000,000
                                                                                          -----------

         6.      Maximum amount of Repurchases for Cash of common stock from
                 Company's management permitted under subsection 7.5(ii)(B) for the previous Fiscal Year minus actual Repurchases for Cash of common stock from Company's management for previous Fiscal Year
                 (up to $2,000,000):                                                     $
                                                                                          -----------

         7.      Repurchases for Cash of common stock from
                 Company's management for Fiscal Year-to-date
                 and previous Fiscal Years, and payments on related
                 promissory notes, permitted under subsection 7.5(ii):                   $
                                                                                          -----------

         8.      Maximum aggregate Repurchases for Cash of common
                 stock from Company's management permitted under
                 subsection 7.5(ii):                                                     $ 10,000,000
                                                                                          -----------

F. MINIMUM INTEREST COVERAGE RATIO (for the four-Fiscal Quarter period ending _____________, ____)

         1.      Consolidated Net Income:                                                $
                                                                                          ------------

         2.      Consolidated Interest Expense:                                          $
                                                                                          ------------

         3.      Provisions for taxes based on income:                                   $
                                                                                          ------------

         4.      Total depreciation expense:                                             $
                                                                                          ------------

         5.      Total amortization expense:                                             $
                                                                                          ------------

         6.       Other non-cash items reducing Consolidated
                  Net Income:                                                            $
                                                                                          ------------

         7.       For Fiscal Years ending December 31, 1999,
                  2000, 2001 and 2002, bonuses paid to
                  members of Company's management (not to
                  exceed $10,000,000 (plus related payroll taxes)
                  in the aggregate for all such Fiscal Years)                            $
                                                                                          ------------

         8.       Expansion Expenditures (not to exceed
                   $2,500,000) for period 7/1/01 - 6/30/02:

                  a.       Sales and Marketing:                                          $
                                                                                          ------------

                  b.       Product Development:                                          $
                                                                                          ------------

                  c.       Acquisition Shortfalls (describe briefly):                    $
                                                                                          ------------

                  d.       Total Expansion Expenditures (8a + 8b + 8c):                  $
                                                                                          ------------

         9.       Other non-cash items increasing Consolidated
                  Net Income:                                                            $
                                                                                          ------------

         10.     Consolidated Adjusted EBITDA (1+2+3+4+5+6+7+8-9):                       $
                                                                                          ------------

         11.     Interest Coverage Ratio (9):(2):                                              :1.00
                                                                                          -----
         12.     Minimum ratio required under subsection 7.6A:                                 :1.00
                                                                                          -----

G.       MAXIMUM LEVERAGE RATIO (as of _____________, ____)

         1.      Consolidated Total Debt:                                                $
                                                                                          ------------

         2.      Consolidated Adjusted EBITDA (F.10 above):                              $
                                                                                          ------------

         3.      Leverage Ratio (1):(2):                                                       :1.00
                                                                                          -----

         4.       Maximum ratio permitted under subsection
                  7.6B:                                                                       :1.00
                                                                                         -----
H.       MINIMUM CONSOLIDATED ADJUSTED EBITDA (for the four-
         Fiscal Quarter period ending ____________, ____)

         1.      Consolidated Adjusted EBITDA (F.10 above):                              $
                                                                                          ----------

         2.      Minimum required under subsection 7.6C:                                 $
                                                                                          ----------

I.       FUNDAMENTAL CHANGES

         1.       Aggregate fair market value of assets sold in any
                  one or more Asset Sales after Closing Date in one
                  or more transactions permitted under subsection
                  7.7(v):                                                               $
                                                                                         -----------

         2.      Maximum permitted under subsection 7.7(v):                             $  2,500,000
                                                                                         -----------

J.       CONSOLIDATED CAPITAL EXPENDITURES

         1.       Consolidated Capital Expenditures for Fiscal
                  Year-to-date:                                                         $
                                                                                         -----------

         2.       Maximum amount of Consolidated Capital
                  Expenditures permitted under subsection 7.8 for
                  the previous Fiscal Year minus actual Consolidated
                  Capital Expenditures for previous Fiscal Year-to-date
                  (up to $2,000,000):                                                   $
                                                                                         -----------

         3.       Maximum amount of Consolidated Capital
                  Expenditures permitted under subsection 7.8 for
                  Fiscal Year:                                                  2000    $  5,000,000
                                                                                         -----------
                                                                                2001    $  6,000,000
                                                                                         -----------
                                                                                2002    $  6,500,000
                                                                                         -----------
                                                                                2003    $  7,000,000
                                                                                         -----------
                                                                                2004    $  7,500,000
                                                                                         -----------
                                                                                2005    $  6,000,000
                                                                                         -----------

                                     ANNEX E

                                  EXHIBIT XIII

           [FORM OF AMENDED AND RESTATED COLLATERAL ACCOUNT AGREEMENT]

                          COLLATERAL ACCOUNT AGREEMENT

         This AMENDED AND RESTATED COLLATERAL ACCOUNT AGREEMENT (this "AGREEMENT") is dated as of May ____, 2001 and entered into by and between BLACKBAUD, INC., a South Carolina corporation ("BLACKBAUD") and BLACKBAUD, LLC, a South Carolina limited liability company ("BLACKBAUD LLC") (each of Blackbaud and Blackbaud LLC being a "PLEDGOR" and collectively "PLEDGORS") and BANKERS TRUST COMPANY, as administrative agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below.

                             PRELIMINARY STATEMENTS

         A. Secured Party, Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent, and Lenders have entered into a Credit Agreement dated as of October 13, 1999 (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Pledgors, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Pledgors.

         B. It is a condition precedent to the extensions of credit by Lenders under the Credit Agreement that each Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and issue Letters of Credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor hereby agrees with Secured Party as follows:

         SECTION 1. CERTAIN DEFINITIONS. The following terms used in this Agreement shall have the following meanings:

         "COLLATERAL" means (i) the Collateral Account, (ii) all amounts on deposit from time to time in the Collateral Account, (iii) all interest, cash, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral, and (iv) to the extent not covered by clauses (i) through
(iii) above, all proceeds of any or all of the foregoing Collateral.

         "COLLATERAL ACCOUNT" means the restricted deposit account established and maintained by Secured Party pursuant to Section 2(a).

         "SECURED OBLIGATIONS" means all obligations and liabilities of every nature of each Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to such Pledgor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of each Pledgor now or hereafter existing under this Agreement.

         SECTION 2.  ESTABLISHMENT AND OPERATION OF COLLATERAL ACCOUNT.

         (a) Secured Party is hereby authorized to establish and maintain at the Funding and Payment Office, as a blocked account in the name of Secured Party and under the sole dominion and control of Secured Party, a restricted deposit account designated as "Blackbaud Inc. Collateral Account".

         (b) The Collateral Account shall be operated in accordance with the terms of this Agreement.

         (c) All amounts at any time held in the Collateral Account shall be beneficially owned by Pledgors but shall be held in the name of Secured Party hereunder, for the benefit of Lenders, as collateral security for the Secured Obligations upon the terms and conditions set forth herein. Pledgors shall have no right to withdraw, transfer or, except as expressly set forth herein, otherwise receive any funds deposited into the Collateral Account.

         (d) Anything contained herein to the contrary notwithstanding, the Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

         SECTION 3.  DEPOSITS OF CASH COLLATERAL.

         (a) All deposits of funds in the Collateral Account shall be made by wire transfer (or, if applicable, by intra-bank transfer from another account of any Pledgor) of immediately available funds. Pledgors shall, promptly after initiating a transfer of funds to the Collateral Account, give notice to Secured Party by telefacsimile of the date, amount and method of delivery of such deposit.

         (b) If an Event of Default has occurred and is continuing and, in accordance with Section 8 of the Credit Agreement, Pledgors are required to pay to Secured Party an amount (the

"AGGREGATE AVAILABLE AMOUNT") equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding under the Credit Agreement, Pledgors shall deliver funds in such an amount for deposit in the Collateral Account in accordance with Section 3(a). If for any reason the aggregate amount delivered by Pledgors for deposit in the Collateral Account as aforesaid is less than the Aggregate Available Amount, the aggregate amount so delivered by Pledgors shall be apportioned among all outstanding Letters of Credit for purposes of this Section 3(b) in accordance with the ratio of the maximum amount available for drawing under each such Letter of Credit (as to such Letter of Credit, the "MAXIMUM AVAILABLE AMOUNT") to the Aggregate Available Amount. Upon any drawing under any outstanding Letter of Credit in respect of which Pledgors have deposited in the Collateral Account any amounts described above, Secured Party shall apply such amounts to reimburse the Issuing Lender for the amount of such drawing. In the event of cancellation or expiration of any Letter of Credit in respect of which Pledgors have deposited in the Collateral Account any amounts described above, or in the event of any reduction in the Maximum Available Amount under such Letter of Credit, Secured Party shall apply the amount then on deposit in the Collateral Account in respect of such Letter of Credit (less, in the case of such a reduction, the Maximum Available Amount under such Letter of Credit immediately after such reduction) first, to the payment of any amounts payable to Secured Party pursuant to Section 13, second, to the extent of any excess, to the cash collateralization pursuant to the terms of this Agreement of any outstanding Letters of Credit in respect of which Pledgors have failed to pay all or a portion of the amounts described above (such cash collateralization to be apportioned among all such Letters of Credit in the manner described above), third, to the extent of any further excess, to the payment of any other outstanding Secured Obligations in such order as Secured Party shall elect, and fourth, to the extent of any further excess, to the payment to whomsoever shall be lawfully entitled to receive such funds.

         SECTION 4. PLEDGE OF SECURITY FOR SECURED OBLIGATIONS. Each Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Pledgor's right, title and interest in and to the Collateral as collateral security for the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all Secured Obligations.

         SECTION 5. NO INVESTMENT OF AMOUNTS IN THE COLLATERAL ACCOUNT; INTEREST ON AMOUNTS IN THE COLLATERAL ACCOUNT.


         (a) Cash held by Secured Party in the Collateral Account shall not be invested by Secured Party but instead shall be maintained as a cash deposit in the Collateral Account pending application thereof as elsewhere provided in this Agreement.

         (b) To the extent permitted under Regulation Q of the Board of Governors of the Federal Reserve System, any cash held in the Collateral Account shall bear interest at the standard rate paid by Secured Party to its customers for deposits of like amounts and terms.

         (c) Subject to Secured Party's rights under Section 12, any interest earned on deposits of cash in the Collateral Account in accordance with Section 5(b) shall be deposited directly in, and held in the Collateral Account.

         SECTION 6. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants as follows:

         (a) Ownership of Collateral. Each Pledgor is (or at the time of transfer thereof to Secured Party will be) the legal and beneficial owner of the Collateral from time to time transferred by such Pledgor to Secured Party, free and clear of any Lien except for the security interest created by this Agreement.

         (b) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by any Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by any Pledgor, or (iii) the perfection of or the exercise by Secured Party of its rights and remedies hereunder (except as may have been taken by or at the direction of any Pledgor).

         (c) Perfection. The pledge and assignment of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.

         (d) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of any Pledgor with respect to the Collateral is accurate and complete in all respects.

         SECTION 7. FURTHER ASSURANCES. Each Pledgor agrees that from time to time, at the expense of Pledgors, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will: (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (b) at Secured Party's request, appear in and defend any action or proceeding that may affect each Pledgor's beneficial title to or Secured Party's security interest in all or any part of the Collateral.

         SECTION 8. TRANSFERS AND OTHER LIENS. Each Pledgor agrees that it will not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral or (b) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Agreement.

         SECTION 9. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Collateral without the signature of any Pledgor.

         SECTION 10. SECURED PARTY MAY PERFORM. If any Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgors under Section 13.

         SECTION 11. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, it being understood that Secured Party shall have no responsibility for (a) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral or (b) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property of like kind.

         SECTION 12. REMEDIES. Subject to the provisions of Section 3(b), Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral).

         SECTION 13.  INDEMNITY AND EXPENSES.

         (a) Pledgors agree, joint and severally, to indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Pledgors agree, joint and severally, to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

         SECTION 14. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon each Pledgor and its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgors. Upon any such termination Secured Party shall, at Pledgors' expense, execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination and Pledgors shall be entitled to the return, upon their request and at their expense, against receipt and without recourse to Secured Party, of such of the Collateral as shall not have been otherwise applied pursuant to the terms hereof.

         SECTION 15.  SECURED PARTY AS AGENT.

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement.

         (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums held by Secured Party hereunder (which shall be deposited in a new Collateral Account established and maintained by such successor Secured Party), together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor

Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

         SECTION 16. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by each Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 17. NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement.

         SECTION 18. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         SECTION 19. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 20. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 21. GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE

PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 22. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to each Pledgor at its address provided in Section 17, such service being hereby acknowledged by each Pledgor to be sufficient for personal jurisdiction in any action against such Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against any Pledgor in the courts of any other jurisdiction.

         SECTION 23. WAIVER OF JURY TRIAL. EACH PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Pledgor and Secured Party each acknowledge that this waiver is a material inducement for each Pledgor and Secured Party to enter into a business relationship, that each Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 23 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         SECTION 24. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Pledgors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            BLACKBAUD, INC.


                                            BLACKBAUD, LLC


                                            By:
                                               -------------------------------

                                            Title:
                                                  ----------------------------

                                            BANKERS TRUST COMPANY,
                                            as Secured Party


                                            By:
                                               -------------------------------

                                            Title:
                                                  ----------------------------


                                     E-S-1

                                     ANNEX F

                                   EXHIBIT XIV

             [FORM OF AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT]

                            COMPANY PLEDGE AGREEMENT

         This AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT (this "AGREEMENT") is dated as of May __, 2001 and entered into by and between BLACKBAUD, INC., a South Carolina corporation ("BLACKBAUD") and BLACKBAUD, LLC, a South Carolina limited liability company ("BLACKBAUD LLC") (each of Blackbaud and Blackbaud LLC being a "PLEDGOR" and collectively "PLEDGORS") and BANKERS TRUST COMPANY, as administrative agent for and representative of (in such capacity herein called "SECURED PARTY"), the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                             PRELIMINARY STATEMENTS

         A. Pledgors are the legal and beneficial owner of (i) the membership interests and shares of stock or other ownership interests (the "PLEDGED INTERESTS") described in Part A of Schedule I annexed hereto and issued by the limited liability companies and corporations named therein and (ii) the indebtedness (the "PLEDGED DEBT") described in Part B of said Schedule I and issued by the obligors named therein.

         B. Secured Party, Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent, and Lenders have entered into a Credit Agreement dated as of October 13, 1999 (said Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Pledgors, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Pledgors.

         C. Each Pledgor may from time to time enter into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS") in accordance with the terms of the Credit Agreement, and it is desired that the obligations of each Pledgor under the Lender Interest Rate Agreements, including the obligation of each Pledgor to make payments thereunder in the event of early termination thereof, together with all obligations of Pledgors under the Credit Agreement and the other Loan Documents, be secured hereunder.

         D. It is a condition precedent to the extensions of credit by Lenders under the Credit Agreement that each Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor hereby agrees with Secured Party as follows:

         SECTION 1. PLEDGE OF SECURITY. Each Pledgor hereby pledges and assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

         (a) the Pledged Interests and the certificates representing the Pledged Interests and any interest of Pledgors in the entries on the books of any financial intermediary pertaining to the Pledged Interests, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests;

         (b) the Pledged Debt and the instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

         (c) all additional membership interests and shares of stock or other ownership interests, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, membership interests and shares of stock or other ownership interests of any issuer of the Pledged Interests from time to time acquired by Pledgors in any manner (which membership interests and shares of stock or other ownership interests shall be deemed to be part of the Pledged Interests), the certificates or other instruments representing such additional membership interests, shares, securities, warrants, options or other rights and any interest of each Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional membership interests, shares, securities, warrants, options or other rights; provided, however, that Pledgors shall not be required to pledge any additional membership interests or shares of, or any securities convertible into and warrants, options and other rights to purchase or otherwise acquire, membership interests or stock of any Foreign Subsidiary issuer of the Pledged Interests pursuant to this
Section 1(d) to the extent that such pledges would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Internal Revenue Code (the "IRC") that would trigger an increase in the gross income of a United States owner of any Pledgor pursuant to Section 951 (or a successor provision) of the IRC;

         (d) all additional indebtedness from time to time owed to Pledgors by any obligor on the Pledged Debt and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

         (e) all membership interests and shares of stock or other ownership interests, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, membership interests and shares of stock or other ownership interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgors (which membership interests and shares or other ownership interests shall be deemed to be part of the Pledged Interests), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgors in the entries on the books of any financial intermediary pertaining to such membership interests, shares or other interests, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such membership interests, shares, securities, warrants, options or other rights; provided, however, that Pledgors shall not be required to pledge the membership interests, shares or other equity interests of, or any securities convertible into and warrants, options and other rights to purchase or otherwise acquire, membership interests or stock of any Foreign Subsidiary otherwise required to be pledged pursuant to this Section 1(e) to the extent that such pledge would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the IRC that would trigger an increase in the gross income of a United States owner of any Pledgor pursuant to Section 951 (or a successor provision) of the IRC;

         (f) all indebtedness from time to time owed to Pledgors by any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct or indirect Subsidiary of Pledgors, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

         (g) to the extent not covered by clauses (a) through (f) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to Pledgors or Secured Party from time to time with respect to any of the Pledged Collateral.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all obligations and liabilities of every nature of each Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including interest that, but for the filing of a petition in bankruptcy with respect to Pledgors, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Pledgors now or hereafter existing under this Agreement (all such obligations of Pledgors being the "SECURED OBLIGATIONS").

         SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgors' endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Upon the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement) or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement each in the standard form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), Secured Party shall have the right, without notice to Pledgors, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Pledgors, joint and severally, represent and warrant as follows:

         (a) Due Authorization, etc. of Pledged Collateral. All of the Pledged Interests have been duly authorized and validly issued and are fully paid and non-assessable. All of the Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

         (b) Description of Pledged Collateral. The Pledged Interests constitute the percent of the issued and outstanding membership interests, shares of stock, or other ownership interest of each issuer thereof as set forth on Schedule 1, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Interests. The Pledged Debt constitutes all of the issued and outstanding intercompany indebtedness evidenced by a promissory note of the respective issuers thereof owing to Pledgors.

         (c) Ownership of Pledged Collateral. Each Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement.

         SECTION 5. TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL; ETC. Each Pledgor shall:

         (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or (iii) permit any issuer of Pledged Interests to merge or consolidate unless all the outstanding membership interests, capital stock, or other ownership interest of the surviving or resulting Person is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding membership interests or shares of any other constituent Person; provided that in the event any Pledgor makes an Asset Sale permitted by the Credit Agreement and the assets subject to such Asset Sale are Pledged Interests, Secured Party shall release the Pledged Interests that are the subject of such Asset Sale to such Pledgor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such Asset Sale; provided, further that, as a condition precedent to such release, Secured Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Secured Party of the Net Asset Sale Proceeds of such Asset Sale to the extent required under the Credit Agreement;

         (b) (i) cause each issuer of Pledged Interests not to issue any membership interests, stock or other securities in addition to or in substitution for the Pledged Interests issued by such issuer, except to Pledgors, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional membership interests, shares of stock or other securities of each issuer of Pledged Interests, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all membership interests, shares of stock, or other ownership interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of Pledgor;

         (c) (i) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of additional indebtedness from time to time owed to Pledgors by any obligor on the Pledged Debt, and (ii) pledge hereunder, immediately upon their issuance, any and all instruments or other evidences of indebtedness from time to time owed to any Pledgor by any Person that after the date of this Agreement becomes, as a result of any occurrence, a direct or indirect Subsidiary of any Pledgor;

         (d) promptly notify Secured Party of any event of which any Pledgor becomes aware causing material loss or depreciation in the value of the Pledged Collateral;

         (e) promptly deliver to Secured Party all written notices received by it with respect to the Pledged Collateral; and

         (f) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith and adequate reserves have been set aside therefor; provided that Pledgors shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgors or any of the Pledged Collateral as a result of the failure to make such payment.

         SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.

         (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, each Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgors will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgors' title to or Secured Party's security interest in all or any part of the Pledged Collateral.

         (b) Each Pledgor further agrees that it will, upon obtaining any additional membership interests, shares of stock or other securities required to be pledged hereunder as provided in Section 5(b) or (c), promptly (and in any event within five Business Days) deliver to Secured Party a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II annexed hereto (a "PLEDGE AMENDMENT"), in respect of the additional Pledged Interests or Pledged Debt to be pledged pursuant to this Agreement. Each Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests or Pledged Debt listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of Pledgors to execute a Pledge Amendment with respect to any additional Pledged Interests or Pledged Debt pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto; provided further, that Pledgors shall not be required to pledge any additional membership interests or shares of, or any securities convertible into and warrants, options and other rights to purchase or otherwise acquire, membership interests or stock of any Foreign Subsidiary issuer of the Pledged Interests pursuant to this Section 6(b) to the extent that such pledges would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Internal Revenue Code (the "IRC") that would trigger an increase in the gross income of a United States owner of any Pledgor pursuant to Section 951 (or a successor provision) of the IRC.

         SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.

         (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit

                  Agreement; provided, however, that each Pledgor shall not exercise or refrain from exercising any such right if Secured Party shall have notified such Pledgor that, in Secured Party's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that such Pledgor shall give Secured Party at least five Business Days' prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither (A) the voting by Pledgors of any Pledged Interests for or Pledgors' consent to the election of managers or directors at a regularly scheduled annual or other meeting of members or stockholders or with respect to incidental matters at any such meeting nor (B) Pledgors' consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 7(a)(i), and no notice of any such voting or consent need be given to Secured Party;

                  (ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all

                           (A) dividends and interest paid or payable other than
                  in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                           (B) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                           (C) cash paid, payable or otherwise distributed in
                  respect of principal or in redemption of or in exchange for any Pledged Collateral,

         shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of any Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary indorsements); and

                  (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to any Pledgor all such proxies, dividend payment orders and other instruments as such Pledgor may from time to time reasonably request for the purpose of enabling such Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

         (b) Upon the occurrence and during the continuation of an Event of
Default:

                  (i) upon written notice from Secured Party to any Pledgor, all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

                  (ii) all rights of such Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                  (iii) all dividends, principal and interest payments which are received by such Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgors and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary indorsements).

         (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), each Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Interests and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Interests would be entitled (including giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Interests on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Interests or any officer or agent thereof), upon the occurrence of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

         SECTION 8. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgors hereby irrevocably appoint Secured Party as Pledgors' attorney-in-fact, with full authority in the place and stead of Pledgors and in the name of Pledgors, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

         (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgors;

         (b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

         (c) to receive, endorse and collect any instruments made payable to Pledgors representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

         (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

         SECTION 9. SECURED PARTY MAY PERFORM. If Pledgors fail to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgors under Section 13(b).

         SECTION 10. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

         SECTION 11.  REMEDIES.

         (a) If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 15(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, each Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

         (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

         (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgors shall and shall cause each issuer of any Pledged

Interests to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         SECTION 12. APPLICATION OF PROCEEDS. All proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

         SECTION 13.  INDEMNITY AND EXPENSES.

         (a) Each Pledgor agrees to indemnify and hold harmless Secured Party, each Lender and each Interest Rate Exchanger and each of their respective directors, officers, employees and agents from and against any and all claims, losses and liabilities, joint or several, in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities are directly attributable to Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Each Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

         SECTION 14. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Pledgors, their successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgors. Upon any such termination Secured Party will, at Pledgors' expense, execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 15.  SECURED PARTY AS AGENT.

         (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 11 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 15(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Pledged Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 15(a).

         (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

         SECTION 16. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by such Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 17. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement.

         SECTION 18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 19. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 20. GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 21. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Pledgors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            BLACKBAUD, INC.


                                            BLACKBAUD, LLC


                                            By:
                                               -------------------------------

                                            Title:
                                                  ----------------------------


                                            BANKERS TRUST COMPANY,
                                            as Secured Party


                                            By:
                                               -------------------------------

                                            Title:
                                                  ----------------------------


                                     F-S-1

                                   SCHEDULE I

         Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May __, 2001 between Blackbaud, Inc. and Blackbaud LLC, as Pledgors, and Bankers Trust Company, as Secured Party.


                                     Part A
                                Pledged Interests

Pledgor:   Blackbaud, Inc.
-------

                                                                 Number of                  Percentage
Issuer                Class          Certificate Nos.            Interests/Shares           of Interests/Shares
------                -----          ----------------            ----------------           -------------------


Pledgor:   Blackbaud, LLC
-------

                                                                 Number of                  Percentage
Issuer                Class          Certificate Nos.            Interests/Shares           of Interests/Shares
------                -----          ----------------            ----------------           -------------------


                                     Part B
                                  Pledged Debt

Pledgor: Blackbaud, Inc. and Blackbaud, LLC
-------
Debt Issuer                             Amount of Indebtedness
-----------                             ----------------------

                                  F-Schedule-I

                                  SCHEDULE II

                                PLEDGE AMENDMENT


         This Pledge Amendment, dated __________ __, ____, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Pledge Agreement dated May __, 2001, between the undersigned and Bankers Trust Company, as Secured Party (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the [Pledged Interests] [Pledged Debt] listed on this Pledge Amendment shall be deemed to be part of the [Pledged Interests] [Pledged Debt] and shall become part of the Pledged Collateral and shall secure all Secured Obligations.



                                            BLACKBAUD, INC.


                                            BLACKBAUD, LLC


                                            By:
                                                ------------------------------
                                            Title:
                                                  ----------------------------



                                     Part A
                                Pledged Interests

Pledgor:   Blackbaud, Inc.
-------

                                                                 Number of                  Percentage
Issuer                Class          Certificate Nos.            Interests/Shares           of Interests/Shares
------                -----          ----------------            ----------------           -------------------



Pledgor:   Blackbaud, LLC
--------

                                                                 Number of                  Percentage
Issuer                Class          Certificate Nos.            Interests/Shares           of Interests/Shares
------                -----          ----------------            ----------------           -------------------



                                 F-Schedule-II

                                     Part B
                                  Pledged Debt

Pledgor: Blackbaud, Inc. and Blackbaud, LLC
-------

Debt Issuer                         Amount of Indebtedness
-----------                         ----------------------








                                 F-Schedule-II

                                     ANNEX G

                                   EXHIBIT XV

            [FORM OF AMENDED AND RESTATED COMPANY SECURITY AGREEMENT]

                           COMPANY SECURITY AGREEMENT


         This AMENDED AND RESTATED COMPANY SECURITY AGREEMENT (this "AGREEMENT") is dated as of May ____, 2001 and entered into by and among BLACKBAUD, INC., a South Carolina corporation ("BLACKBAUD") and BLACKBAUD, LLC, a South Carolina limited liability company ("BLACKBAUD LLC") (Blackbaud and Blackbaud LLC being hereinafter referred to individually as "GRANTOR" and collectively as the "GRANTORS") and BANKERS TRUST COMPANY, as Administrative Agent for and representative of (in such capacity herein called "SECURED PARTY") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                             PRELIMINARY STATEMENTS

         A. Secured Party, Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent, as Syndication Agent, and Lenders have entered into a Credit Agreement dated as of October 13, 1999 (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined) with Grantors, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Grantors.

         B. Each Grantor may from time to time enter into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS") in accordance with the terms of the Credit Agreement and it is desired that the obligations of any Grantor under the Lender Interest Rate Agreements, including the obligation of such Grantor to make payments thereunder in the event of early termination thereof, together with all obligations of each Grantor under the Credit Agreement and the other Loan Documents, be secured hereunder.

         C. It is a condition precedent to the extensions of credit by Lenders under the Credit Agreement that each Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into the Lender Interest Rate Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.        GRANT OF SECURITY.

         Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

                  (a) all equipment in all of its forms (including, but not limited to, all computers, office furniture, and other office equipment), all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

                  (b) all inventory in all of its forms (including, but not limited to, (i) all goods held by Grantors for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in Grantors' business, (iii) all goods in which Grantors have an interest in mass or a joint or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by Grantors and all accessions thereto and products thereof (all such inventory, accessions and products being the "INVENTORY"); provided that inventory considered to be work product held for or acquired on behalf of customers of Grantors or required to be delivered to customers of Grantors shall not be deemed Inventory, and all negotiable and non-negotiable documents of title (including without limitation warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF TITLE");

                  (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind owned by or owing to any Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations, it being understood that contracts with clients of such Grantor are not considered to be Collateral (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "ACCOUNTS", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

                  (d) all deposit accounts, including without limitation demand, time, savings, passbooks or similar accounts maintained with Lenders or other banks, savings and loan associations or other financial institutions;

                  (e) the "INTELLECTUAL PROPERTY COLLATERAL", which term means:

                           (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by any Grantor, or hereafter adopted and used, in its business (including, without limitation, the trademarks specifically identified in Schedule 1(b), as the same may be amended pursuant hereto from time to time) (collectively, the "TRADEMARKS"); provided that trademarks, servicemarks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other sources and/or business identifiers and applications pertaining thereto considered to be work product performed for or acquired on behalf of customers of any Grantor or which have been assigned or are required to be assigned to such customer shall not be deemed Trademarks or Intellectual Property Collateral; all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule 1(b), as the same may be amended pursuant hereto from time to time) (the "TRADEMARK REGISTRATIONS"); provided that registrations that have been made or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries on behalf of or acquired on behalf of customers of any Grantor or which have been assigned or are required to be assigned to such customer shall not be deemed Trademark Registrations or Intellectual Property Collateral; all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"); and all goodwill of either Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL");

                           (ii) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by any Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned by any Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule 1(c), as the same may be amended pursuant hereto from time to time), all rights (but not obligations) corresponding thereto (including, without limitation, the right (but not the obligation), exercisable only upon the occurrence and during the continuation of an Event of Default, to sue for past, present and future infringements in the name of any Grantor or in the name of Secured Party or Lenders), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); it being understood that the rights and interests included in the Intellectual Property Collateral hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Grantors pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of any Grantor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties; provided that patents and patent applications and rights and interests in patents and patent applications considered to be work product performed for or acquired on behalf of customers of Grantors or which have been assigned or are required to be assigned to such customer shall not be deemed Patents or Intellectual Property Collateral; and

                           (iii) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, and formulas owned by Grantors (including, without limitation, the works listed on Schedule 1(d), as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHTS"); provided that rights, title and interest under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, formulas, copyright registrations and applications for copyright registrations considered to be work product performed for or acquired on behalf of customers of Grantors or which have been assigned or are required to be assigned to such customer shall not be deemed Copyrights or Intellectual Property Collateral; all copyright registrations issued to Grantors and applications for copyright registration that have been or may hereafter be issued or applied for thereon by Grantors in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule 1(d), as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"); provided that copyright registrations issued to Grantors and applications for copyright registration that have been or may hereafter be issued or applied for thereon by Grantors in the United States and any state thereof and in foreign countries on behalf of or acquired on behalf of customers of Grantors or which have been assigned or are required to be assigned to such customer shall not be deemed Copyright Registrations or Intellectual Property Collateral; all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantors), authored (as a work for hire for the benefit of any Grantors), or acquired by Grantors, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue for past, present and future infringements of the Copyrights and Copyright Rights;

                  (f) all information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information; provided that information used or useful or arising from the business including all goodwill, trade secrets, trade secret rights, know-how, customer lists, processes of production, ideas, confidential business information, techniques, processes, formulas, and all other proprietary information considered to be work product performed for or acquired on behalf of customers of any Grantor which have been assigned or are required to be assigned to such customer shall not be deemed Collateral;

                  (g) to the extent not covered in any other paragraph of this
                  Section 1, all other general intangibles (including without limitation tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral) provided that general intangibles considered to be work product performed for or acquired on behalf of customers of any Grantor or which have been assigned or are required to be assigned to such customer shall not be deemed Collateral;

                  (h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

                  (i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (j) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

SECTION 2. SECURITY FOR OBLIGATIONS.

         This Agreement secures, and the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all obligations and liabilities of every nature of Grantors now or hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents and the Lender Interest Rate Agreements, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to any Grantor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Grantors now or hereafter existing under this Agreement (all such obligations of Grantors, together with the Underlying Debt, being the "Secured Obligations").

SECTION 3. GRANTORS REMAINS LIABLE.

         Anything contained herein to the contrary notwithstanding, (a) Each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantors from any of their duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                  (a) OWNERSHIP OF COLLATERAL. Except for the interests disclosed in Schedule 4(a) annexed hereto and for the security interest created by this Agreement, each Grantor owns the Collateral owned by such Grantor free and clear of any Lien.

                           Except with respect to the interests disclosed in
                  Schedule 4(a) annexed hereto and such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  (b) LOCATIONS OF EQUIPMENT AND INVENTORY. All of the Equipment and Inventory is, as of the date hereof, located at the places specified in Schedule 4(b) annexed hereto.

                  (c) NEGOTIABLE DOCUMENTS OF TITLE. No Negotiable Documents of Title are outstanding with respect to any of the Inventory.

                  (d) OFFICE LOCATIONS. The chief place of business, the chief executive office and the office where each Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts is and has been for the four month period preceding the date hereof, located at the locations set forth on Schedule 4(d) annexed hereto.

                  (e) NAMES. Each Grantor has not in the past done, and each Grantor now does not, conduct business under any other name (including any trade-name or fictitious business name) except the names listed in Schedule 4(e) annexed hereto.

                  (f) DELIVERY OF CERTAIN COLLATERAL. All chattel paper and all notes and other instruments (excluding checks) comprising any and all items of Collateral have been delivered to Secured Party duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank.

                  (g)      INTELLECTUAL PROPERTY COLLATERAL.

                           (i) a true and complete list of all Trademark Registrations and Trademark applications owned, held (whether pursuant to a license or otherwise) or used by Grantors, in whole or in part, is set forth in
                           Schedule 1(b);

                           (ii) a true and complete list of all Patents owned, held (whether pursuant to a license or otherwise) or used by Grantors, in whole or in part, is set forth in Schedule 1(c);

                           (iii) a true and complete list of all Copyright Registrations and applications for Copyright Registrations held (whether pursuant to a license or otherwise) by Grantors, in whole or in part, is set forth in Schedule 1(d);

                           (iv) after reasonable inquiry, Grantors are not aware of any pending or threatened claim by any third party that any of the Intellectual Property Collateral owned, held or used by Grantors is invalid or unenforceable; and

                           (v) no effective security interest or other Lien covering all or any part of the Intellectual Property Collateral is on file in the United States Patent and Trademark Office or the United States Copyright Office.

                  (h) PERFECTION. The security interests in the Collateral granted to Secured Party hereunder constitute valid security interests in the Collateral. Upon the filing of UCC financing statements naming Grantors as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices set forth on Schedule 4(h) annexed hereto, and in the case of the Intellectual Property Collateral, in addition the filing of a Grant of Trademark Security Interest, substantially in the form of Exhibit I and a Grant of Patent Security Interest, substantially in the form of Exhibit II, with the United States Patent and Trademark Office and the filing of a Grant of Copyright Security Interest, substantially in the form of Exhibit III, with the United States Copyright Office, the security interests in the Collateral granted to Secured Party will, to the extent a security interest in the Collateral may be perfected by filing UCC financing statements and, in the case of the Intellectual Property Collateral, in addition to the filing of such UCC Financing Statements, by the filing of a Grant of Trademark Security Interest and Grant of Patent Security Interest with the United States Patent and Trademark Office and a Grant of Copyright Security Interest with the United States Copyright Office, constitute perfected security interests therein prior to all other Liens except for the interests disclosed in
                  Schedule 4(a) annexed hereto.

SECTION 5. FURTHER ASSURANCES.

                  (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantors will: (i) mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral, (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (v) at the request of Secured Party after the acquisition by any Grantor of any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (vi) at the request of Secured Party deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (vii) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, and (viii) at Secured Party's request, appear in and defend any action or proceeding that may affect any Grantor's title to or Secured Party's security interest in all or any part of the Collateral.

                  (b) Without limiting the generality of the foregoing clause
                  (a), if any Grantor shall hereafter obtain rights to any new Intellectual Property Collateral or become entitled to the benefit of (i) any patent application or patent or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or any improvement of any Patent; or (ii) any Copyright Registration, application for Registration or renewals or extension of any Copyright, then in any such case, the provisions of this Agreement shall automatically apply thereto. Each Grantor shall promptly notify Secured Party in writing of any of the foregoing rights acquired by such Grantor after the date hereof and of (i) any Trademark Registrations issued or application for a Trademark Registration or application for a Patent made, and (ii) any Copyright Registrations issued or applications for Copyright Registration made, in any such case, after the date hereof. Promptly after the filing of an application for any (1) Trademark Registration; (2) Patent; and (3) Copyright Registration, Grantors shall execute and deliver to Secured Party and record in all places where this Agreement is recorded a Security Agreement Supplement, substantially in the form of Exhibit IV, pursuant to which Grantors shall grant to Secured Party a security interest to the extent of its interest in such Intellectual Property Collateral; provided, if, in the reasonable judgment of such Grantor, after due inquiry, granting such interest would result in the grant of a Trademark Registration or Copyright Registration in the name of Secured Party, such Grantor shall give written notice to Secured Party as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the applicable Trademark Registration or Copyright Registration, as the case may be.

                  (c) Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

                  (d) Each Grantor hereby authorizes Secured Party to modify this Agreement without obtaining such Grantor's approval of or signature to such modification by amending Schedules 1(b), 1(c), and 1(d), as applicable, to include reference to any right, title or interest in any existing Intellectual Property Collateral or any Intellectual Property Collateral acquired or developed by Grantors after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property Collateral in which Grantors no longer have or claim any right, title or interest.

                  (e) Each Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

SECTION 6. CERTAIN COVENANTS OF GRANTORS. Each Grantor shall:


                  (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (b) notify Secured Party of any change in any Grantor's name, identity or corporate structure within 15 days of such change;

                  (c) give Secured Party 30 days' prior written notice of any change in any Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

                  (d) if Secured Party gives value to enable any Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

                  (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith and adequate reserves have been set aside therefor; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment.

SECTION 7. SPECIAL COVENANTS WITH RESPECT TO EQUIPMENT AND INVENTORY. Each Grantor shall:

                  (a) keep the Equipment and Inventory at the places therefor specified on Schedule 4(b) annexed hereto or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken;

                  (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with each Grantor's past practices, and shall forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor shall promptly furnish to Secured Party a statement respecting any material loss or damage to any of the Equipment;

                  (c) keep correct and accurate records of Inventory owned by each Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

                  (d) if any Inventory is in possession or control of any of Grantors' agents or processors, if the aggregate book value of all such Inventory exceeds $100,000, and in any event upon the occurrence of an Event of Default or the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement in the form prepared by the International Swap and Derivatives Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement (either such occurrence being an "Event of Default" for purposes of this Agreement), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party; and

                  (e) promptly upon the issuance and delivery to any Grantor of any Negotiable Document of Title, deliver such Negotiable Document of Title to Secured Party.

SECTION 8. INSURANCE. Each Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in accordance with the terms of the Credit Agreement.

SECTION 9.        SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND RELATED
                  CONTRACTS.

                  (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified in Section 4 or, upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at such Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

                  (b) Each Grantor shall, for not less than five (5) years from the date on which such Account arose, maintain (i) complete records of each Account of such Grantor, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

                  (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 19, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 10. DEPOSIT ACCOUNTS. Upon the occurrence and during the continuation of an Event of Default, Secured Party may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Secured Party constituting part of the Collateral.

SECTION 11. SPECIAL PROVISIONS WITH RESPECT TO THE INTELLECTUAL PROPERTY COLLATERAL.

                  (a)      Each Grantor shall:

                           (i) diligently keep reasonable records respecting the Intellectual Property Collateral and at all times keep at least one complete set of its records concerning such Collateral at its chief executive office or principal place of business;

                           (ii) hereafter use best efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, any Grantor's rights and interests in any property included within the definitions of any Intellectual Property Collateral acquired under such contracts;

                           (iii) take any and all steps to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property Collateral, including, without limitation, where appropriate entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

                           (iv) use proper statutory notice in connection with its use of any of the Intellectual Property Collateral;

                           (v) use a commercially appropriate standard of quality (which may be consistent with each Grantor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Trademarks; and

                           (vi) furnish to Secured Party from time to time at Secured Party's reasonable request statements and schedules further identifying and describing any Intellectual Property Collateral and such other reports in connection with such Collateral, all in reasonable detail.

                  (b) Except as otherwise provided in this Section 11, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof. In connection with such collections, such Grantor may take (and, at Secured Party's reasonable direction, shall take) such action as such Grantor or Secured Party may deem reasonably necessary or advisable to enforce collection of such amounts; provided, Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby and to direct such obligors to make payment of all such amounts directly to Secured Party, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence and during the continuation of any Event of Default,

                  (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of amounts due to such Grantor in respect of the Intellectual Property Collateral or any portion thereof shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 18, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

                  (c) Each Grantor shall have the duty diligently, through counsel reasonably acceptable to Secured Party, to prosecute, file and/or make (i) any application relating to any of the Intellectual Property Collateral owned, held or used by each Grantor and identified on Schedules 1(b), 1(c) or 1(d), as applicable, that is pending as of the date of this Agreement,
                  (ii) any Copyright Registration on any existing or future unregistered but copyrightable works (except for works of nominal commercial value), (iii) application on any future patentable but unpatented innovation or invention comprising Intellectual Property Collateral, and (iv) any Trademark opposition and cancellation proceedings, renew Trademark Registrations and Copyright Registrations and do any and all acts which are necessary or desirable to preserve and maintain all rights in all Intellectual Property Collateral. Any expenses incurred in connection therewith shall be borne solely by Grantors. Subject to the foregoing, Grantors shall give Secured Party prior written notice of any abandonment of any Intellectual Property Collateral or any pending patent application or any Patent.

                  (d) Except as provided herein, each Grantor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, dilution, misappropriation or other damage, or reexamination or reissue proceedings as are necessary to protect the Intellectual Property Collateral. Secured Party shall provide, at Grantors' expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party. Each Grantor shall promptly, following its becoming aware thereof, notify Secured Party of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office, the United States Copyright Office or any federal, state, local or foreign court) or regarding such Grantor's ownership, right to use, or interest in any Intellectual Property Collateral. Such Grantor shall provide to Secured Party any information with respect thereto requested by Secured Party.

                  (e) In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default and upon written notice from Secured Party, shall grant, sell, convey, transfer, assign and set over to Secured Party, all of such Grantor's right, title and interest in and to the Intellectual Property Collateral to the extent necessary to enable Secured Party to use, possess and realize on the Intellectual Property Collateral and to enable any successor or assign to enjoy the benefits of the Intellectual Property Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor. In addition, each Grantor hereby grants to Secured Party and its employees, representatives and agents the right to visit such Grantor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Intellectual Property Collateral (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable advance written notice to such Grantor and at reasonable dates and times and as often as may be reasonably requested. If and to the extent that Grantors are permitted to license the Intellectual Property Collateral, Secured Party shall promptly enter into a non-disturbance agreement or other similar arrangement, at such Grantor's request and expense, with such Grantor and any licensee of any Intellectual Property Collateral permitted hereunder in form and substance reasonably satisfactory to Secured Party pursuant to which (i) Secured Party shall agree not to disturb or interfere with such licensee's rights under its license agreement with such Grantor so long as such licensee is not in default thereunder, and (ii) such licensee shall acknowledge and agree that the Intellectual Property Collateral licensed to it is subject to the security interest created in favor of Secured Party and the other terms of this Agreement.

SECTION 12. TRANSFERS AND OTHER LIENS. Grantors shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or, except for the interests disclosed on Schedule 4(a) annexed hereto and the security interest created by this Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person, provided that in the event Grantors make an asset sale permitted by the Credit Agreement and the assets subject to such asset sale are Collateral, Secured Party shall release the Collateral that is the subject of such asset sale to such Grantor free and clear of the lien and security interest under this Agreement concurrently with the consummation of such asset sale; provided, further that, as a condition precedent to such release, Secured Party shall have received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery to Secured Party of the Net Asset Sale Proceeds of such asset sale to the extent required under the Credit Agreement.

SECTION 13. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 8;

                  (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

                  (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantors to Secured Party, due and payable immediately without demand;

                  (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                  (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantors might do.

SECTION 14. SECURED PARTY MAY PERFORM. If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by such Grantor under subsection 10.2 of the Credit Agreement.

SECTION 15. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 16. REMEDIES. If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (a) require Grantors to, and Grantors hereby agree that they will at their expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties,
(b) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (c) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (d) take possession of Grantors' premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Grantors' equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (c) and collecting any Secured Obligation, and (e) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender or Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and

Secured Party, as agent for and representative of Lenders and Interest Rate Exchangers (but not any Lender or Lenders or Interest Rate Exchanger or Interest Rate Exchangers in its or their respective individual capacities unless Requisite Obligees (as defined in Section 21(a)) shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantors, and Grantors hereby waive (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, such Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

SECTION 17.      ADDITIONAL REMEDIES FOR INTELLECTUAL PROPERTY COLLATERAL.

                  (a) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, (i) Secured Party shall have the right (but not the obligation) to bring suit, in the name of any Grantor, Secured Party or otherwise, to enforce any Intellectual Property Collateral, in which event such Grantor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify Secured Party as provided in subsections 10.2 and 10.3 of the Credit Agreement and Section 19 hereof, in connection with the exercise of its rights under this Section, and, to the extent that Secured Party shall elect not to bring suit to enforce any Intellectual Property Collateral as provided in this Section, such Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property Collateral by others and for that purpose agrees to use its commercially reasonable judgment in maintaining any action, suit or proceeding against any Person so infringing reasonably necessary to prevent such infringement; (ii) upon written demand from Secured Party, Grantors shall execute and deliver to Secured Party an assignment or assignments of the Intellectual Property Collateral and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; (iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Secured Party (or any Lender) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property Collateral; and (iv) within five Business Days after written notice from Secured Party, such Grantor shall make available to Secured Party, to the extent within such Grantor's power and authority, such personnel in such Grantor's employ on the date of such Event of Default as Secured Party may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Registrations and Trademark Rights, such persons to be available to perform their prior functions on Secured Party's behalf and to be compensated by Secured Party at such Grantor's expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default.

                  (b) If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment to Secured Party of any rights, title and interests in and to the Intellectual Property Collateral shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of such Grantor, Secured Party shall promptly execute and deliver to such Grantor such assignments as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to Secured Party as aforesaid, subject to any disposition thereof that may have been made by Secured Party; provided, after giving effect to such reassignment, Secured Party's security interest granted pursuant hereto, as well as all other rights and remedies of Secured Party granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Secured Party and Permitted Encumbrances.

SECTION 18. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then, or at any other time thereafter, applied in full or in part by Secured Party against, the Secured Obligations as provided in subsection 2.4D of the Credit Agreement.

SECTION 19.       INDEMNITY AND EXPENSES.

                  (a) Each Grantor agrees to indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (b) Each Grantor agrees to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with
                  (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

                  (c) The obligations of each Grantor in this Section 19 shall survive the termination of this Agreement and the discharge of such Grantor's other obligations under this Agreement.

SECTION 20. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments, and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon any Grantor and its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to such Grantor. Upon any such termination Secured Party will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

SECTION 21.       SECURED PARTY AS AGENT.

                  (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in Section 16 in accordance with the instructions of (i) Requisite Lenders or
                  (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 21(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Secured Party for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this Section 21(a).

                  (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

SECTION 22. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by such Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 23. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 24. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 25. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 26. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 27. GOVERNING LAW; TERMS; RULES OF CONSTRUCTION. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION

OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

SECTION 28. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTORS ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 23; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GRANTORS IN THE COURTS OF ANY OTHER JURISDICTION; AND
(VI) AGREES THAT THE PROVISIONS OF THIS SECTION 28 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 29. WAIVER OF JURY TRIAL. GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for such Grantor and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 29 AND EXECUTED BY EACH OF

THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 30. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                 BLACKBAUD, INC.


                                 BLACKBAUD, LLC



                                 By:
                                    ---------------------------------
                                 Name:
                                 Title:

                                 Address:       2000 Daniel Island Drive
                                                Charleston, SC 29492


                                 BANKERS TRUST COMPANY,
                                 as Secured Party



                                 By:
                                     ---------------------------------
                                 Name:
                                 Title:

                                 Address: One Bankers Trust Plaza
                                          130 Liberty Street, 14th Floor
                                          New York, New York  10006


                                      G-S-1

                                SCHEDULE 1(a) TO
                               SECURITY AGREEMENT


TRADEMARKS:


                                G-Schedule 1(a)

                                SCHEDULE 1(b) TO
                               SECURITY AGREEMENT


PATENTS ISSUED:


         Patent No.                    Issue Date                    Invention                    Inventor



PATENTS PENDING:

      Applicant's                 Date                Application
          Name                    Filed                 Number                Invention              Inventor




                                G-Schedule 1(b)

                                SCHEDULE 1(c) TO
                               SECURITY AGREEMENT


U.S. COPYRIGHTS:

Title            Registration No.       Date of Issue       Registered Owner




FOREIGN COPYRIGHT REGISTRATIONS:

Country         Title           Registration No.        Date of Issue




PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

Title                   Reference No.           Date of Application             Copyright Claimant



PENDING FOREIGN COPYRIGHT REGISTRATIONS & APPLICATIONS:


Country         Title           Registration No.        Date of Issue



                                G-Schedule 1(c)

                                 SCHEDULE 4(a)
                                      TO
                              SECURITY AGREEMENT

                            INTERESTS IN COLLATERAL


                                G-Schedule 4(a)

                                 SCHEDULE 4(b)
                                       TO
                               SECURITY AGREEMENT

                      LOCATIONS OF EQUIPMENT AND INVENTORY


Name of Company                                 Locations of Equipment and Inventory




                                G-Schedule 4(b)

                                 SCHEDULE 4(D)
                                       TO
                               SECURITY AGREEMENT

                                Office Locations


Name of Company                         Office Locations




                                G-Schedule 4(d)

                                 SCHEDULE 4(E)
                                       TO
                               SECURITY AGREEMENT

                                  Other Names


NAME OF COMPANY                                 OTHER NAMES




                                G-Schedule 4(e)

                                 SCHEDULE 4(H)
                                       TO
                               SECURITY AGREEMENT

                                 FILING OFFICES


                                G-Schedule 4(h)

                                                                   EXHIBIT I TO
                                                             SECURITY AGREEMENT


                 [FORM OF GRANT OF TRADEMARK SECURITY INTEREST]

                      GRANT OF TRADEMARK SECURITY INTEREST


         WHEREAS, [BLACKBAUD, INC., a South Carolina corporation] [BLACKBAUD, LLC, a South Carolina limited liability company] ("GRANTOR") owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Trademark Collateral (as defined below); and

         WHEREAS, Grantor has, together with [Blackbaud Inc.][Blackbaud LLC] joint and severally, as borrowers (the "Borrowers") entered into a Credit Agreement dated as of October 13, 1999 (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent, and Bankers Trust Company, as Administrative Agent (in such capacity, "SECURED PARTY");

         WHEREAS, Under the Credit Agreement the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Grantors and

         WHEREAS, pursuant to the terms of a Security Agreement dated as of October 13, 1999 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Borrower and Secured Party, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Trademark Collateral;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Credit Agreement and the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "TRADEMARK COLLATERAL"):

                  (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all trademarks, service marks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other source and/or business identifiers and applications pertaining thereto, owned by Grantor, or hereafter adopted and used, in


                                G-Exhibit I-S-1
         its business (including, without limitation, the trademarks specifically identified in Schedule A) (collectively, the "TRADEMARKS"); provided that trademarks, servicemarks, designs, logos, indicia, tradenames, trade dress, corporate names, company names, business names, fictitious business names, trade styles and/or other sources and/or business identifiers and applications pertaining thereto considered to be work product performed for or acquired on behalf of customers of Grantor which have been assigned or are required to be assigned to such customer shall not be deemed Trademarks or Trademark Collateral; all registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations and applications specifically identified in Schedule A) (the "TRADEMARK REGISTRATIONS"); provided that registrations that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries on behalf of or acquired on behalf of customers of Grantor or which have been assigned or are required to be assigned to such customer shall not be deemed Trademark Registrations or Trademark Collateral; all common law and other rights (but in no event any of the obligations) in and to the Trademarks in the United States and any state thereof and in foreign countries (the "TRADEMARK RIGHTS"), and all goodwill of Grantor's business symbolized by the Trademarks and associated therewith (the "ASSOCIATED GOODWILL"); and

                  (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Trademark Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Trademark Collateral. For purposes of this Grant of Trademark Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Trademark Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Trademark Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


                                G-Exhibit II-2

           [The remainder of this page is intentionally left blank.]


                                G-Exhibit II-3

         IN WITNESS WHEREOF, Grantor has caused this Grant of Trademark Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the __this day of __________, 2001.


                                        [BLACKBAUD, INC.]


                                        [BLACKBAUD, LLC.]


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


                                G-Exhibit I-S-1

                                   SCHEDULE A
                                       TO
                      GRANT OF TRADEMARK SECURITY INTEREST


                                         United States
                                           Trademark                    Registration                   Registration
Registered Owner                          Description                      Number                          Date




                            G-Exhibit I-Schedule-A

                                                                  EXHIBIT II TO
                                                             SECURITY AGREEMENT


                   [FORM OF GRANT OF PATENT SECURITY INTEREST]

                        GRANT OF PATENT SECURITY INTEREST


         WHEREAS, [BLACKBAUD, INC., a South Carolina corporation] [BLACKBAUD, LLC, a South Carolina limited liability company] ("GRANTOR") owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Patent Collateral (as defined below); and

         WHEREAS, Grantor, together with [Blackbaud, Inc.][Blackbaud LLC], joint and severally, as borrowers (the "Borrowers") has entered into a Credit Agreement dated as of October 13, 1999 (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent, and Bankers Trust Company, as Administrative Agent (in such capacity, "SECURED PARTY");

         WHEREAS, under the Credit Agreement, the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Grantor; and

         WHEREAS, pursuant to the terms of a Security Agreement dated as of October 13, 1999 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Borrowers and Secured Party, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Patent Collateral;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Credit Agreement and the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "PATENT COLLATERAL"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) in and to all patents and patent applications and rights and interests in patents and patent applications under any domestic or foreign law that are presently, or in the future may be, owned or held by Grantor and all patents and patent applications and rights, title and interests in patents and patent applications under any


                                 G-Exhibit II-1
         domestic or foreign law that are presently, or in the future may be, owned by Grantor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A), all rights (but not obligations) corresponding thereto to sue for past, present and future infringements and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); provided that patents and patent applications and rights and interests in patents and patent applications considered to be work product performed for or acquired on behalf of customers of Grantor or which have been assigned or are required to be assigned to such customer shall not be deemed Patents or Patent Collateral; and

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Patent Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Patent Collateral. For purposes of this Grant of Patent Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Patent Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding anything herein to the contrary, in no event shall the Patent Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Patent Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


            [The remainder of this page intentionally left blank.]


                                 G-Exhibit II-2

IN WITNESS WHEREOF, Grantor has caused this Grant of Patent Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___this day of __________, 2001.


                                        [BLACKBAUD, INC.]


                                        [BLACKBAUD, LLC]


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


                                G-Exhibit II-S-1

                                   SCHEDULE A
                                       TO
                       GRANT OF PATENT SECURITY INTEREST


PATENTS ISSUED:


         Patent No.                    Issue Date                    Invention                    Inventor



PATENTS PENDING:

      Applicant's                 Date                Application
          Name                    Filed                 Number                Invention              Inventor




                            G-Exhibit II-Schedule I

                                                                 EXHIBIT III TO
                                                             SECURITY AGREEMENT


                 [FORM OF GRANT OF COPYRIGHT SECURITY INTEREST]

                      GRANT OF COPYRIGHT SECURITY INTEREST


         WHEREAS, [BLACKBAUD, INC., a South Carolina corporation] [BLACKBAUD, LLC, a South Carolina limited liability company] ("GRANTOR"), owns and uses in its business, and will in the future adopt and so use, various intangible assets, including the Copyright Collateral (as defined below); and

         WHEREAS, Grantor has, together with [Blackbaud, Inc.][Blackbaud LLC], joint and severally, as borrowers (the "Borrowers") entered into a Credit Agreement dated as of October 13, 1999 (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with the financial institutions named therein (collectively, together with their respective successors and assigns party to the Credit Agreement from time to time, the "Lenders"), Fleet National Bank, as Documentation Agent and First Union Securities, Inc., as Syndication Agent, and Bankers Trust Company, as Administrative Agent (in such capacity, "SECURED PARTY");

         WHEREAS, under the Credit Agreement, the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Grantor; and

         WHEREAS, pursuant to the terms of a Security Agreement dated as of October 13, 1999 (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT"), among Borrowers and Secured Party, Grantor has agreed to create in favor of Secured Party a secured and protected interest in, and Secured Party has agreed to become a secured creditor with respect to, the Copyright Collateral;

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, subject to the terms and conditions of the Credit Agreement and the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COPYRIGHT COLLATERAL"):

         (i) all rights, title and interest (including rights acquired pursuant to a license or otherwise but only to the extent permitted by agreements governing such license or other use) under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software layouts, trade dress, drawings, designs, writings, and formulas (including, without limitation, the works listed on Schedule A, as the same may be


                                G-Exhibit III-1
         amended pursuant hereto from time to time) (collectively, the "COPYRIGHTS"); provided that rights, title and interest under copyright in various published and unpublished works of authorship including, without limitation, computer programs, computer data bases, other computer software, layouts, trade dress, drawings, designs, writings, formulas, copyright registrations and applications for copyright registrations considered to be work product performed for or acquired on behalf of customers of Grantor or which have been assigned or are required to be assigned to such customer shall not be deemed Copyrights or Copyright Collateral; all copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries (including, without limitation, the registrations listed on Schedule A, as the same may be amended pursuant hereto from time to time) (collectively, the "COPYRIGHT REGISTRATIONS"); provided that copyright registrations issued to Grantor and applications for copyright registration that have been or may hereafter be issued or applied for thereon in the United States and any state thereof and in foreign countries on behalf of or acquired on behalf of customers of Grantor or which have been assigned or are required to be assigned to such customer shall not be deemed Copyright Registrations or Copyright Collateral; all common law and other rights in and to the Copyrights in the United States and any state thereof and in foreign countries including all copyright licenses (but with respect to such copyright licenses, only to the extent permitted by such licensing arrangements) (the "COPYRIGHT RIGHTS"), including, without limitation, each of the Copyrights, rights, titles and interests in and to the Copyrights and works protectable by copyright, which are presently, or in the future may be, owned, created (as a work for hire for the benefit of Grantor), authored (as a work for hire for the benefit of Grantor), or acquired by Grantor, in whole or in part, and all Copyright Rights with respect thereto and all Copyright Registrations therefor, heretofore or hereafter granted or applied for, and all renewals and extensions thereof, throughout the world, including all proceeds thereof (such as, by way of example and not by limitation, license royalties and proceeds of infringement suits), the right (but not the obligation) to renew and extend such Copyright Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue in the name of Grantor or in the name of Secured Party or Lenders for past, present and future infringements of the Copyrights and Copyright Rights; and

         (ii) all proceeds, products, rents and profits of or from any and all of the foregoing Copyright Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Copyright Collateral. For purposes of this Grant of Copyright Security Interest, the term "PROCEEDS" includes whatever is receivable or received when Copyright Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.


                                 G-Exhibit II-2

         Notwithstanding anything herein to the contrary, in no event shall the Copyright Collateral include, and Grantor shall be not deemed to have granted a security interest in, any of Grantor's rights or interests in any license, contract or agreement to which Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which Grantor is a party; provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Copyright Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


            [The remainder of this page intentionally left blank.]


                                 G-Exhibit II-3

IN WITNESS WHEREOF, Grantor has caused this Grant of Copyright Security Interest to be duly executed and delivered by its officer thereunto duly authorized as of the ___this day of __________, 2001.


                                        [BLACKBAUD, INC.]


                                        [BLACKBAUD, LLC]


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


                                        BANKERS TRUST COMPANY,
One Bankers Trust Plaza                 as secured party
130 Liberty Street
New York, NY 10006
Attention: Robert Telesa                By:
                                           ------------------------------------
                                        Name:
                                        Title:


                               G-Exhibit III-S-1

                                   SCHEDULE A
                                       TO
                      GRANT OF COPYRIGHT SECURITY INTEREST


U.S. COPYRIGHTS:


Title                   Registration No.        Date of Issue           Registered Owner



FOREIGN COPYRIGHT REGISTRATIONS:


Country                 Title                   Registration No.        Date of Issue




PENDING U.S. COPYRIGHT REGISTRATIONS & APPLICATIONS:

Title                   Reference No.           Date of Application             Copyright Claimant




PENDING FOREIGN COPYRIGHT REGISTRATIONS & APPLICATIONS:


Country                 Title                   Registration No.                Date of Issue



                            G-Exhibit III-Schedule A

                                                                  EXHIBIT IV TO
                                                             SECURITY AGREEMENT


                          SECURITY AGREEMENT SUPPLEMENT

         This SECURITY AGREEMENT SUPPLEMENT, dated _______, is delivered pursuant to the Amended and Restated Security Agreement, dated as of May __, 2001 (as it may be from time to time amended, modified or supplemented, the "SECURITY AGREEMENT"), among [Blackbaud, Inc, a South Carolina corporation] [Blackbaud LLC, a South Carolina limited liability company] as Grantor, and Bankers Trust Company, as Administrative Agent and as Secured Party. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

         Subject to the terms and conditions of the Security Agreement, Grantor hereby grants to Secured Party a security interest in all of Grantor's right, title and interest in and to the Intellectual Property Collateral listed on Supplemental Schedule [1(b)] [1(c)] [1(d)] attached hereto the following, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. All such Intellectual Property Collateral shall be deemed to be part of the Collateral and hereafter subject to each of the terms and conditions of the Security Agreement.

         IN WITNESS WHEREOF, Grantor has caused this Supplement to be duly executed and delivered by its duly authorized officer as of ______________.


                                        [BLACKBAUD, INC.]


                                        [BLACKBAUD, LLC]


                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:


                                G-Exhibit IV-1

                                    ANNEX H

                                 Schedule 4.1C

                             [To come from Company]

                                    ANNEX I

                                  Schedule 5.1

                             [To come from Company]

                                    ANNEX J

                                 Schedule 1.1

                            Expansion Expenditures


A.       Sales and Marketing Expenditures

         - Costs of a remote sales office - this would include rent and all other related expenses.

         - Hiring a VP Human Resources - this would include the salary, related benefits and costs to recruit and relocate.

         - Hiring a VP Marketing - this would include the salary, related benefits and costs to recruit and relocate.

         - Overstaffing of sales function - this would include salaries and benefits for the first 6 months for commissioned sales staff above the head count in the 2001 budget (such 2001 head count being 58 sales account executives). Also included would be the costs to recruit and relocate these individuals.

B.       Product Development Expenditures

         - Enhancement of the existing QA function - this would include the salaries and related benefits and costs to recruit and relocate the necessary staff. The project will be identified as the costs of personnel added above the current head count working in QA (such 2001 head count being 37 QA employees). This project would also include the costs of new software testing tools and any third party professionals assisting in the enhancement effort.

         - Expansion of web-based product offerings - this would include the salaries and related benefits and costs to recruit and relocate the necessary staff. The project will be identified as the costs of personnel added above the current headcount working on these offerings (such 2001 head count being 7 web-based employees).

         - Implementation of a "low-end" product - there are no staff currently working on such an offering. Accordingly the project would be defined as the salaries, related benefits of the staff working on such a project as well as the costs to recruit and relocate any new personnel.

C.       Acquisitions

         - Any losses, before D&A, associated with newly acquired businesses (excluding the recent Core Data acquisition). The carve-out may be used to help cover the historical test required by the loan agreement as well as, going forward, quarterly covenant tests.

                                    ANNEX K


                               JOINDER AGREEMENT


         This Joinder Agreement (the "Agreement") dated as of May _______, 2001 is by and between BLACKBAUD, LLC, a South Carolina limited liability company (the "ADDITIONAL BORROWER"), BLACKBAUD, INC., a South Carolina corporation, (the "EXISTING BORROWER" and together with the Additional Borrower, the "Borrowers") and BANKERS TRUST COMPANY ("BANKERS TRUST"), as administrative agent for the below referenced Lenders (the "ADMINISTRATIVE AGENT"), under that certain Credit Agreement dated as of October 13, 1999, as amended by that certain First Amendment dated as of December 6, 1999, that certain Second Amendment dated as of December 19, 2000 and that certain Third Amendment dated as of May ______, 2001 (as so amended and modified and as it may be further amended or modified, the "CREDIT AGREEMENT"), by and among the Existing Borrower, the Lenders and the Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         The Additional Borrower desires to become a Borrower pursuant to the terms of the Credit Agreement.

         Accordingly, the Additional Borrower hereby agrees as follows with the Administrative Agent and the Lenders:

         1. The Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Additional Borrower will be deemed to be a party, on a joint and several basis, to the Credit Agreement and a "Borrower" and "Company" for all purposes of the Credit Agreement and the other Loan Documents and a co-maker of each of the Notes, and shall have all of the obligations of a Borrower thereunder as fully as if it has executed the Credit Agreement and the other Loan Documents. The Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and in the Loan Documents which are binding upon the Borrowers, including, without limitation
(a) all of the representations and warranties of the Borrowers set forth in
Section 5 of the Credit Agreement, as supplemented from time to time in accordance with the terms thereof, and (b) all of the covenants set forth in Sections 6 and 7 of the Credit Agreement.

         2. Without limiting the generality of the foregoing terms of paragraph 1, the Additional Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the Additional Borrower in and to, the Collateral (as such term is defined in subsection 1.1 of the Credit Agreement) of the Additional Borrower, in each case as provided in the Loan Documents.

         3. The Additional Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the Annexes, Schedules and Exhibits thereto.

         4. The Existing Borrower confirms that all of its obligations under the Credit Agreement are, and upon the Additional Borrower becoming a Borrower shall continue to be, in full force and effect. The Existing Borrower further confirms that immediately upon execution of this Agreement by the parties hereto, that the Additional Borrower shall become a Borrower under the Credit Agreement, the term "Obligations", as used in the Credit Agreement, shall include all Obligations of such Additional Borrower under the Credit Agreement and under each other Loan Document.

         5. Each of the Existing Borrower and the Additional Borrower agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Agreement.

         6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the Existing Borrower and the Additional Borrower has caused this Agreement to be duly executed by its authorized officers, and the Administrative Agent has caused the same to be accepted by its authorized officer, as of the day and year first above written.


                                        BLACKBAUD, LLC, as Additional Borrower


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        BLACKBAUD, INC., as Existing Borrower


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        BANKERS TRUST COMPANY, as Administrative
                                        Agent for itself and the other Lenders


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                      K-S-1